UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06570

Name of Fund: MuniYield New Jersey Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniYield New Jersey Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/06

Date of reporting period: 12/01/05 - 05/31/06

Item 1 - Report to Stockholders

Semi-Annual Report
May 31, 2006

MuniYield New Jersey
Fund, Inc.

MuniYield New Jersey Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of May 31, 2006, the percentage of the Fund's total net assets invested in inverse floaters was 7.11%, before the deduction of Preferred Stock.


2       MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006

A Letter From the President

Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs -- they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation -- via phone, mail, online or in person -- is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.039 trillion in assets under management as of March 31, 2006.


        MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006           3

A Discussion With Your Fund's Portfolio Manager

      We remained focused on our yield curve exposure as the key driver of Fund performance and began to see value in the intermediate part of the curve as the period came to an end.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the six-month period, with much of the increase occurring during the latter three months. Bond prices, which move opposite of yields, declined. The Federal Reserve Board (the Fed) raised short-term interest rates at each of its meetings during the period, bringing the federal funds rate to 5%.

The yield curve continued to flatten as short-term interest rates rose more than longer-term interest rates. Over the past six months, 30-year U.S. Treasury bond yields rose 52 basis points (.52%) to 5.21%, while 10-year U.S. Treasury note yields rose 63 basis points to 5.12%, the highest level since May 2002. In the municipal market, bond prices improved slightly or declined much less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years fell two basis points to 4.53%, while yields on AAA-rated issues maturing in 10 years rose 15 basis points to 4.02%.

For the most part, the recent outperformance of the tax-exempt market has been fostered by a dramatic decline in new bond issuance. After a record-setting year for new issuance in 2005, municipal bond supply has declined so far in 2006. Over the past six-month and three-month periods, new-issue volume declined 13.4% and 11%, respectively, compared to the corresponding periods a year ago. This largely reflects a significant decline in refunding activity, which had been quite robust in 2005 as issuers took advantage of historically low bond yields and a flattening yield curve to refinance their outstanding higher-couponed debt. Lower annual issuance in 2006 would further solidify the tax-exempt market's positive technical position.

The tax-exempt market has continued to enjoy strong investor demand. As reported by the Investment Company Institute, during the first four months of 2006, tax-exempt mutual funds experienced cash flows of over $5.9 billion, significantly higher than the $689 million received during the same period in 2005. Recent statistics from AMG Data Services indicate that, thus far in 2006, weekly cash flows into long-term municipal bond funds averaged over $275 million, up from the weekly average of $65 million in December 2005.

Describe conditions in the State of New Jersey.

Newly elected governor Jon Corzine started his term in January and immediately faced the challenges of the fiscal year 2007 budget. The governor's $30.9 billion budget proposal reflected a $2.6 billion increase over the prior year's budget, and an estimated $4.8 billion deficit. To address the deficit, the governor's proposal does not restore last year's property tax rebate cuts nor does it fully fund the state's statutory pension obligation. The budget also keeps state aid to municipalities and school districts essentially flat for another year and, therefore, local property taxes are likely to increase. On the revenue side, the governor proposed $1.7 billion in enhancements, including a 1% sales tax hike, a 35-cent per-pack increase in the cigarette tax, a 2.5% surcharge on the corporate business tax and the introduction of a hospital provider assessment fee. Surprisingly, no gasoline tax increase was included, although a higher percentage of the existing tax is slated to be applied to the ailing Transportation Trust Fund.

Although the proposed budget is in balance for fiscal year 2007, New Jersey still faces a structural deficit heading into fiscal year 2008. From a credit rating perspective, a positive in the governor's proposal is its reduced reliance on one-time revenues to balance the budget.

How did the Fund perform during the period?

For the six-month period ended May 31, 2006, the Common Stock of MuniYield New Jersey Fund, Inc. had net annualized yields of 4.96% and 5.22%, based on a period-end per share net asset value of $15.28 and a per share market price of $14.52, respectively, and $.378 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.01%, based on a change in per share net asset value from $15.37 to $15.28, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +2.37% average return of the Lipper New Jersey Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in New Jersey or a city in New Jersey.) To some degree, the Fund was disadvantaged relative to many of its peers by its conservative investment parameters. Specifically, the Fund is precluded from investing in non-investment grade issues, which outperformed during the


4       MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006
period as credit spreads (versus higher-quality issues of comparable maturity) tightened dramatically. Having said that, we are permitted to invest in lower-quality investment grade issues, and to the extent that we did, their strong performance benefited the portfolio. In particular, our positions in some BBB-rated health care bonds performed quite well.

In terms of yield curve exposure, our focus on high-quality, longer-dated bonds proved advantageous as the curve flattened and the long end outperformed. Nevertheless, the Fund still had some exposure to the intermediate part of the curve, which proved to be a laggard in the flattening environment. These issues detracted most from total return performance, although they are retained for their attractive yields.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity was driven primarily by the need to reinvest the proceeds from bonds that were called by their issuers prior to maturity. This is a typical phenomenon in an environment where interest rates are low and credit spreads are contracting, as issuers find it economical to refinance their existing debt. As the portfolio's seasoned, higher-coupon holdings are called by their issuers, and given the fact that the Fund is precluded from delving into non-rated and non-investment grade paper, our reinvestment prospects in the current environment have become less and less appealing.

Under these conditions, we generally invested in higher-quality paper and began to shift our focus toward the intermediate part of the curve, generally the 10-year - 15-year range. Given the extent to which these maturities have lagged and the fact that the Fed may be nearing an end in its tightening campaign, we believe the intermediate sector presents compelling value. While new-issue supply in New Jersey declined 30.5% over the six-month period, it generally has not been difficult to find opportunities in this maturity range.

For the six-month period ended May 31, 2006, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 2.92% for Series A, 2.86% for Series B and 2.87% for Series C. The Fed raised the short-term interest rate target 100 basis points during the six-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.41% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We maintained a neutral duration at the end of the period, assuming no major bias in terms of interest rate direction. We believe the greatest opportunity to enhance relative performance lies in our yield curve exposure. To that extent, we intend to focus on the 10-year - 15-year part of the curve, reinvesting the proceeds from bond calls in this area and also shifting out of 30-year paper and toward this maturity range. Our strategy is based on our belief that the Fed is closer to the end of its monetary tightening cycle. Because markets tend to anticipate such events before they happen, we would rather adjust our strategy earlier rather than later. Once the Fed does finally pause, we would expect the relatively flat yield curve to begin to steepen, benefiting the long-struggling intermediate sector.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

June 8, 2006


        MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006           5

Portfolio Information as of May 31, 2006

                                                                     Percent of
Quality Ratings by                                                      Total
S&P/Moody's                                                          Investments
--------------------------------------------------------------------------------
AAA/Aaa ........................................................        61.6%
AA/Aa ..........................................................        11.2
A/A ............................................................         8.1
BBB/Baa ........................................................        15.8
B/B ............................................................         0.6
NR (Not Rated) .................................................         1.4
Other* .........................................................         1.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


6       MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006

Schedule of Investments                                           (in Thousands)

        Face
      Amount     Municipal Bonds                                                        Value
===============================================================================================
New Jersey--139.0%
-----------------------------------------------------------------------------------------------
     $ 1,000     Burlington County, New Jersey, Bridge Commission
                 Revenue Bonds (Governmental Leasing Program),
                 5.25% due 8/15/2020                                                 $    1,057
-----------------------------------------------------------------------------------------------
       1,500     Delaware River and Bay Authority Revenue Bonds, 5%
                 due 1/01/2033 (d)                                                        1,539
-----------------------------------------------------------------------------------------------
                 Delaware River Joint Toll Bridge Commission,
                 Pennsylvania, Bridge Revenue Refunding Bonds:
       2,010          5% due 7/01/2021                                                    2,073
       3,645          5% due 7/01/2028                                                    3,719
-----------------------------------------------------------------------------------------------
       3,930     Delaware River Port Authority of Pennsylvania and
                 New Jersey Revenue Bonds, RIB, Series 396, 8.243%
                 due 1/01/2019 (c)(h)                                                     4,497
-----------------------------------------------------------------------------------------------
       2,620     Essex County, New Jersey, Improvement Authority
                 Revenue Bonds, Series A, 5% due 10/01/2028 (b)                           2,698
-----------------------------------------------------------------------------------------------
                 Garden State Preservation Trust of New Jersey, Capital
                 Appreciation Revenue Bonds, Series B (c)(i):
       6,860          5.12% due 11/01/2023                                                2,987
       4,540          5.25% due 11/01/2028                                                1,524
-----------------------------------------------------------------------------------------------
                 Garden State Preservation Trust of New Jersey, Open
                 Space and Farmland Preservation Revenue Bonds,
                 Series A (c):
       4,300          5.80% due 11/01/2022                                                4,862
       5,460          5.75% due 11/01/2028                                                6,400
-----------------------------------------------------------------------------------------------
                 Gloucester County, New Jersey, Improvement Authority,
                 Solid Waste Resource Recovery, Revenue Refunding
                 Bonds (Waste Management Inc. Project):
       1,180          AMT, Series B, 7% due 12/01/2029                                    1,284
       2,000          Series A, 6.85% due 12/01/2029                                      2,167
-----------------------------------------------------------------------------------------------
       1,500     Hudson County, New Jersey, COP, Refunding, 6.25%
                 due 12/01/2016 (d)                                                       1,744
-----------------------------------------------------------------------------------------------
      13,950     Hudson County, New Jersey, Improvement Authority,
                 Facility Lease Revenue Refunding Bonds (Hudson
                 County Lease Project), 5.375% due 10/01/2024 (b)                        14,519
-----------------------------------------------------------------------------------------------
       6,840     Jackson Township, New Jersey, School District, GO, 5%
                 due 4/15/2012 (b)(g)                                                     7,260
-----------------------------------------------------------------------------------------------
                 Middlesex County, New Jersey, Improvement Authority,
                 County-Guaranteed Revenue Bonds (Golf Course Projects):
       1,455          5.25% due 6/01/2022                                                 1,553
       3,050          5% due 6/01/2029                                                    3,147
-----------------------------------------------------------------------------------------------
         970     Middlesex County, New Jersey, Improvement Authority,
                 Senior Revenue Bonds, (Heldrich Center Hotel/
                 Conference Project), Series A, 5% due 1/01/2020                            971
-----------------------------------------------------------------------------------------------
       1,500     Middlesex County, New Jersey, Pollution Control
                 Financing Authority, Revenue Refunding Bonds
                 (Amerada Hess Corporation), 6.05% due 9/15/2034                          1,601
-----------------------------------------------------------------------------------------------
                 Monmouth County, New Jersey, Improvement Authority,
                 Governmental Loan Revenue Refunding Bonds (a):
       2,235          5% due 12/01/2015                                                   2,355
       2,345          5% due 12/01/2016                                                   2,471
-----------------------------------------------------------------------------------------------
                 New Jersey EDA, Cigarette Tax Revenue Bonds:
       1,720          5.625% due 6/15/2019                                                1,806
       1,895          5.75% due 6/15/2029                                                 2,011
         370          5.50% due 6/15/2031                                                   384
         755          5.75% due 6/15/2034                                                   796
-----------------------------------------------------------------------------------------------
                 New Jersey EDA, EDR (Masonic Charity Foundation of
                 New Jersey):
         600          5.25% due 6/01/2024                                                   628
         685          5.25% due 6/01/2032                                                   715
-----------------------------------------------------------------------------------------------
       1,500     New Jersey EDA, First Mortgage Revenue Bonds
                 (Fellowship Village), Series C, 5.50% due 1/01/2028                      1,503
-----------------------------------------------------------------------------------------------
                 New Jersey EDA, First Mortgage Revenue Refunding
                 Bonds, Series A:
       1,250          (Fellowship Village), 5.50% due 1/01/2018                           1,265
       3,500          (Fellowship Village), 5.50% due 1/01/2025                           3,516
       2,500          (The Winchester Gardens at Ward Homestead
                      Project), 5.75% due 11/01/2024                                      2,635
       2,000          (The Winchester Gardens at Ward Homestead
                      Project), 5.80% due 11/01/2031                                      2,107
-----------------------------------------------------------------------------------------------
                 New Jersey EDA, Motor Vehicle Surcharge Revenue
                 Bonds, Series A (d):
      14,000          5.25% due 7/01/2033                                                14,792
       2,870          5% due 7/01/2034                                                    2,951
-----------------------------------------------------------------------------------------------
                 New Jersey EDA, Revenue Bonds:
         400          (Department of Human Services), 5%
                      due 7/01/2011                                                         418
         220          (Department of Human Services), 5%
                      due 7/01/2012                                                         231
       3,850          (Saint Barnabas Project), Series A, 6.30%
                      due 7/01/2024 (d)(i)                                                1,616
-----------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
EDR       Economic Development Revenue Bonds
GO        General Obligation Bonds
M/F       Multi-Family
RIB       Residual Interest Bonds


        MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006           7

Schedule of Investments (continued)                               (in Thousands)

        Face
      Amount     Municipal Bonds                                                        Value
===============================================================================================
New Jersey (continued)
-----------------------------------------------------------------------------------------------
                 New Jersey EDA, School Facilities Construction
                 Revenue Bonds:
     $ 5,800          Series L, 5% due 3/01/2030 (c)                                 $    5,974
       5,400          Series O, 5.25% due 3/01/2023                                       5,726
       3,000          Series P, 5% due 9/01/2015                                          3,183
       3,115          Series P, 5.25% due 9/01/2016                                       3,345
-----------------------------------------------------------------------------------------------
       6,670     New Jersey EDA, Water Facilities Revenue Bonds
                 (New Jersey-American Water Company, Inc. Project),
                 Series A, 6.875% due 11/01/2034 (b)                                      6,753
-----------------------------------------------------------------------------------------------
       5,975     New Jersey Environmental Infrastructure Trust Revenue
                 Bonds (Environmental Infrastructure), Series A, 5.25%
                 due 9/01/2017                                                            6,320
-----------------------------------------------------------------------------------------------
       1,100     New Jersey Health Care Facilities Financing Authority,
                 Health System Revenue Bonds (Catholic Health East),
                 Series A, 5.375% due 11/15/2033                                          1,134
-----------------------------------------------------------------------------------------------
                 New Jersey Health Care Facilities Financing Authority
                 Revenue Bonds:
       1,540          (Children's Specialized Hospital), Series A, 5.50%
                      due 7/01/2036                                                       1,583
       1,950          (Hunterdon Medical Center), Series A, 5.125%
                      due 7/01/2035                                                       1,960
       1,845          (Pascack Valley Hospital Association), 6.625%
                      due 7/01/2036                                                       1,899
       1,845          (RWJ Healthcare Corporation), Series B, 5%
                      due 7/01/2035 (f)                                                   1,868
       4,000          (Robert Wood University), 5.70% due 7/01/2020 (a)                   4,256
       1,875          (Somerset Medical Center), 5.50% due 7/01/2033                      1,906
       6,640          (South Jersey Hospital), 6% due 7/01/2026                           7,018
       2,000          (Southern Ocean County Hospital), 5.125%
                      due 7/01/2031 (f)                                                   2,056
-----------------------------------------------------------------------------------------------
                 New Jersey Health Care Facilities Financing Authority,
                 Revenue Refunding Bonds:
       1,020          (Atlantic City Medical Center), 6.25%
                      due 7/01/2017                                                       1,124
       2,185          (Atlantic City Medical Center), 5.75%
                      due 7/01/2025                                                       2,314
       1,650          (Capital Health System Inc.), Series A, 5.75%
                      due 7/01/2023                                                       1,739
       5,500          (Holy Name Hospital), 6% due 7/01/2025                              5,667
       1,500          (Meridian Health System Obligation Group), 5.25%
                      due 7/01/2019 (c)                                                   1,568
       2,250          (Meridian Health System Obligation Group),
                      5.375% due 7/01/2024 (c)                                            2,355
       2,195          (Meridian Health System Obligation Group),
                      5.25% due 7/01/2029 (c)                                             2,289
-----------------------------------------------------------------------------------------------
       4,150     New Jersey State Educational Facilities Authority,
                 Higher Education, Capital Improvement Revenue Bonds,
                 Series A, 5.125% due 9/01/2022 (a)                                       4,358
-----------------------------------------------------------------------------------------------
                 New Jersey State Educational Facilities Authority
                 Revenue Bonds, Series C:
       2,000          (Georgian Court College Project), 6.50%
                      due 7/01/2033                                                       2,205
       2,165          (Rowan University), 5.125% due 7/01/2028 (d)                        2,260
       1,955          (Rowan University), 5% due 7/01/2034 (d)                            2,013
-----------------------------------------------------------------------------------------------
                 New Jersey State Educational Facilities Authority,
                 Revenue Refunding Bonds:
       5,305          (Montclair State University), Series L, 5%
                      due 7/01/2034 (d)                                                   5,463
       1,870          (Princeton Theological Seminary), 5%
                      due 7/01/2026                                                       1,943
       2,600          (Princeton University), Series A, 5%
                      due 7/01/2030                                                       2,708
       1,000          (Rider University), 5% due 7/01/2017 (f)                            1,028
       1,255          (Rider University), Series A, 5.50%
                      due 7/01/2023 (f)                                                   1,344
       1,450          (Rider University), Series A, 5.25%
                      due 7/01/2034 (f)                                                   1,518
-----------------------------------------------------------------------------------------------
       4,560     New Jersey State Higher Education Assistance
                 Authority, Student Loan Revenue Bonds, AMT,
                 Series A, 5.30% due 6/01/2017 (a)                                        4,591
-----------------------------------------------------------------------------------------------
       2,500     New Jersey State Highway Authority, Garden State
                 Parkway General Revenue Refunding Bonds, 5.625%
                 due 1/01/2010 (g)                                                        2,684
-----------------------------------------------------------------------------------------------
       7,175     New Jersey State Housing and Mortgage Financing
                 Agency, Capital Fund Program Revenue Bonds,
                 Series A, 4.70% due 11/01/2025 (c)                                       7,216
-----------------------------------------------------------------------------------------------
                 New Jersey State Housing and Mortgage Finance
                 Agency, Home Buyer Revenue Bonds, AMT (d):
       5,350          Series CC, 5.80% due 10/01/2020                                     5,543
       3,335          Series U, 5.60% due 10/01/2012                                      3,423
-----------------------------------------------------------------------------------------------
       4,535     New Jersey State Housing and Mortgage Financing
                 Agency, M/F Revenue Bonds, AMT, Series A, 4.90%
                 due 11/01/2035 (b)                                                       4,517
-----------------------------------------------------------------------------------------------
       3,620     New Jersey State Transit Corporation, COP (Federal
                 Transit Administration Grants), Series B, 5.75%
                 due 9/15/2014                                                            3,924
-----------------------------------------------------------------------------------------------
                 New Jersey State Transportation Trust Fund Authority,
                 Transportation System Revenue Bonds:
       3,525          Series A, 5.50% due 12/15/2021                                      3,903
       4,140          Series C, 0% due 12/15/2035 (a)                                       958
       6,405          Series D, 5% due 6/15/2020                                          6,636
-----------------------------------------------------------------------------------------------
       5,865     New Jersey State Transportation Trust Fund Authority,
                 Transportation System Revenue Refunding Bonds,
                 Series B, 5.50% due 12/15/2021 (d)                                       6,585
-----------------------------------------------------------------------------------------------
       4,870     New Jersey State Turnpike Authority, Turnpike Revenue
                 Bonds, Series B, 5.15% due 1/01/2035 (a)(i)                              3,219
-----------------------------------------------------------------------------------------------
       5,000     Port Authority of New Jersey and New York,
                 Consolidated Revenue Bonds, 93rd Series, 6.125%
                 due 6/01/2094                                                            5,832
-----------------------------------------------------------------------------------------------
       4,435     Port Authority of New Jersey and New York, Revenue
                 Bonds, Trust Receipts, AMT, Class R, Series 10, 7.937%
                 due 1/15/2017 (c)(h)                                                     4,628
-----------------------------------------------------------------------------------------------
       5,300     Port Authority of New Jersey and New York, Revenue
                 Refunding Bonds, DRIVERS, AMT, Series 153, 6.671%
                 due 9/15/2012 (b)(h)                                                     5,444
-----------------------------------------------------------------------------------------------
       2,000     Port Authority of New Jersey and New York, Special
                 Obligation Revenue Bonds (JFK International Air Terminal),
                 AMT, Series 6, 5.75% due 12/01/2022 (d)                                  2,090
-----------------------------------------------------------------------------------------------


8       MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006

Schedule of Investments (concluded)                               (in Thousands)

        Face
      Amount     Municipal Bonds                                                        Value
===============================================================================================
New Jersey (concluded)
-----------------------------------------------------------------------------------------------
     $ 6,000     Rahway Valley Sewerage Authority, New Jersey, Sewer
                 Revenue Bonds (Capital Appreciation), Series A, 4.87%
                 due 9/01/2031 (d)(i)                                                $    1,706
-----------------------------------------------------------------------------------------------
                 South Jersey Port Corporation of New Jersey, Revenue
                 Refunding Bonds:
       4,280          4.75% due 1/01/2018                                                 4,348
       2,485          4.85% due 1/01/2019                                                 2,533
       2,000          5% due 1/01/2020                                                    2,058
-----------------------------------------------------------------------------------------------
                 Tobacco Settlement Financing Corporation of New
                 Jersey, Asset-Backed Revenue Bonds:
       2,185          5.75% due 6/01/2032                                                 2,266
       3,010          7% due 6/01/2041                                                    3,409
-----------------------------------------------------------------------------------------------
                 Union County, New Jersey, Utilities Authority, Senior
                 Lease Revenue Refunding Bonds (Ogden Martin
                 System of Union, Inc.), AMT, Series A (a):
       1,585          5.375% due 6/01/2017                                                1,631
       1,175          5.375% due 6/01/2018                                                1,209
-----------------------------------------------------------------------------------------------
                 University of Medicine and Dentistry, New Jersey,
                 Revenue Bonds, Series A (a):
         945          5.50% due 12/01/2018                                                1,024
       1,900          5.50% due 12/01/2019                                                2,058
       1,870          5.50% due 12/01/2020                                                2,026
       1,435          5.50% due 12/01/2021                                                1,549
===============================================================================================
Puerto Rico--10.6%
-----------------------------------------------------------------------------------------------
       1,730     Puerto Rico Commonwealth Highway and
                 Transportation Authority, Transportation Revenue
                 Refunding Bonds, Series K, 5% due 7/01/2040                              1,721
-----------------------------------------------------------------------------------------------
       3,300     Puerto Rico Electric Power Authority, Power Revenue
                 Bonds, Series RR, 5% due 7/01/2028 (e)                                   3,414
-----------------------------------------------------------------------------------------------
       2,500     Puerto Rico Electric Power Authority, Power Revenue
                 Refunding Bonds, Series PP, 5% due 7/01/2025 (b)                         2,599
-----------------------------------------------------------------------------------------------
       1,900     Puerto Rico Industrial, Tourist, Educational, Medical
                 and Environmental Control Facilities Revenue Bonds
                 (Cogeneration Facility--AES Puerto Rico Project),
                 AMT, 6.625% due 6/01/2026                                                2,072
-----------------------------------------------------------------------------------------------
       3,750     Puerto Rico Municipal Finance Agency, GO, Series A,
                 5% due 8/01/2021 (c)                                                     3,935
-----------------------------------------------------------------------------------------------
       8,750     Puerto Rico Public Buildings Authority Revenue Bonds,
                 DRIVERS, Series 211, 6.807% due 7/01/2021 (d)(h)                         9,314
===============================================================================================
U.S. Virgin Islands--2.8%
-----------------------------------------------------------------------------------------------
       3,500     Virgin Islands Government Refinery Facilities, Revenue
                 Refunding Bonds (Hovensa Coker Project), AMT,
                 6.50% due 7/01/2021                                                      3,929
-----------------------------------------------------------------------------------------------
       1,900     Virgin Islands Public Finance Authority, Refinery
                 Facilities Revenue Bonds (Hovensa Refinery), AMT,
                 5.875% due 7/01/2022                                                     2,061
-----------------------------------------------------------------------------------------------
                 Total Municipal Bonds
                 (Cost--$317,480)--152.4%                                               330,734
===============================================================================================

      Shares
        Held     Short-Term Securities
===============================================================================================
       4,449     CMA New Jersey Municipal Money Fund, 2.77% (j)(k)                        4,449
-----------------------------------------------------------------------------------------------
                 Total Short-Term Securities
                 (Cost--$4,449)--2.1%                                                     4,449
===============================================================================================
Total Investments (Cost--$321,929*)--154.5%                                             335,183

Other Assets Less Liabilities--0.4%                                                         826

Preferred Stock, at Redemption Value--(54.9%)                                          (119,044)
                                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                                        $  216,965
                                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................     $321,561
                                                                       ========
      Gross unrealized appreciation ..............................     $ 14,195
      Gross unrealized depreciation ..............................         (573)
                                                                       --------
      Net unrealized appreciation ................................     $ 13,622
                                                                       ========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e)   CIFG Insured.
(f)   Radian Insured.
(g)   Prerefunded.
(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(i) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                   3,020          $20
      --------------------------------------------------------------------------

(k)   Represents the current yield as of 5/31/2006.
o     Financial futures contracts sold as of May 31, 2006 were as follows:

      ---------------------------------------------------------------------------------------------------
      Number of                                    Expiration               Face              Unrealized
      Contracts                Issue                  Date                  Value            Appreciation
      ---------------------------------------------------------------------------------------------------
         175               10-Year U.S.            September
                          Treasury Future             2006                 $18,465               $103
      ---------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.


        MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006           9

Statement of Net Assets

As of May 31, 2006
===============================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost--$317,480,236)                      $ 330,734,791
            Investments in affiliated securities, at value (identified cost--$4,448,518) ...                          4,448,518
            Cash ...........................................................................                             71,252
            Receivables:
               Interest ....................................................................    $   5,815,611
               Variation margin ............................................................           51,953
               Securities sold .............................................................           40,000         5,907,564
                                                                                                -------------
            Prepaid expenses ...............................................................                             11,045
                                                                                                                  -------------
            Total assets ...................................................................                        341,173,170
                                                                                                                  -------------
===============================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
            Payables:
               Securities purchased ........................................................        4,839,777
               Dividends to Common Stock shareholders ......................................          135,893
               Investment adviser ..........................................................          109,803
               Other affiliates ............................................................            2,905         5,088,378
                                                                                                -------------
            Accrued expenses ...............................................................                             76,265
                                                                                                                  -------------
            Total liabilities ..............................................................                          5,164,643
                                                                                                                  -------------
===============================================================================================================================
Preferred Stock
-------------------------------------------------------------------------------------------------------------------------------
            Preferred Stock, at redemption value, par value $.05 per share (2,400 Series A
             Shares and 1,500 Series B Shares) and $.10 per share (860 Series C Shares) of
             AMPS* authorized, issued and outstanding at $25,000 per share liquidation
             preference ....................................................................                        119,043,912
                                                                                                                  -------------
===============================================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock ..........................................                      $ 216,964,615
                                                                                                                  =============
===============================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------------------
            Common Stock, par value $.10 per share (14,203,242 shares issued and outstanding)                     $   1,420,324
            Paid-in capital in excess of par ...............................................                        203,960,129
            Undistributed investment income--net ...........................................    $   1,792,995
            Accumulated realized capital losses--net .......................................       (3,566,853)
            Unrealized appreciation--net ...................................................       13,358,020
                                                                                                -------------
            Total accumulated earnings--net ................................................                         11,584,162
                                                                                                                  -------------
            Total--Equivalent to $15.28 net asset value per share of Common Stock
             (market price--$14.52) ........................................................                      $ 216,964,615
                                                                                                                  =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


10      MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006

Statement of Operations

For the Six Months Ended May 31, 2006
===============================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------------------
            Interest and amortization of premium and discount earned .......................                      $   8,359,712
            Dividends from affiliates ......................................................                             19,784
                                                                                                                  -------------
            Total income ...................................................................                          8,379,496
                                                                                                                  -------------
===============================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .......................................................    $     842,796
            Commission fees ................................................................          154,968
            Accounting services ............................................................           63,527
            Transfer agent fees ............................................................           33,792
            Professional fees ..............................................................           27,389
            Printing and shareholder reports ...............................................           18,547
            Custodian fees .................................................................           10,175
            Directors' fees and expenses ...................................................           10,012
            Pricing fees ...................................................................            8,509
            Listing fees ...................................................................            8,423
            Other ..........................................................................           28,638
                                                                                                -------------
            Total expenses before reimbursement ............................................        1,206,776
            Reimbursement of expenses ......................................................           (3,538)
                                                                                                -------------
            Total expenses after reimbursement .............................................                          1,203,238
                                                                                                                  -------------
            Investment income--net .........................................................                          7,176,258
                                                                                                                  -------------
===============================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
               Investments--net ............................................................          687,546
               Futures contracts and forward interest rate swaps--net ......................          369,336         1,056,882
                                                                                                -------------
            Change in unrealized appreciation on:
               Investments--net ............................................................       (2,465,647)
               Futures contracts--net ......................................................          103,465        (2,362,182)
                                                                                                -------------------------------
            Total realized and unrealized loss--net ........................................                         (1,305,300)
                                                                                                                  -------------
===============================================================================================================================
Dividends to Preferred Stock Shareholders
-------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................                         (1,716,791)
                                                                                                                  -------------
            Net Increase in Net Assets Resulting from Operations ...........................                      $   4,154,167
                                                                                                                  =============

      See Notes to Financial Statements.


        MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006          11

Statements of Changes in Net Assets

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                    May 31,        November 30,
Increase (Decrease) in Net Assets:                                                                   2006              2005
===============================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................    $   7,176,258     $  14,385,259
            Realized gain--net .............................................................        1,056,882         5,536,813
            Change in unrealized appreciation--net .........................................       (2,362,182)       (3,051,624)
            Dividends to Preferred Stock shareholders ......................................       (1,716,791)       (2,340,043)
                                                                                                -------------------------------
            Net increase in net assets resulting from operations ...........................        4,154,167        14,530,405
                                                                                                -------------------------------
===============================================================================================================================
Dividends to Common Stock Shareholders
-------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................       (5,439,841)      (12,896,544)
                                                                                                -------------------------------
            Net decrease in net assets resulting from dividends to Common Stock shareholders       (5,439,841)      (12,896,544)
                                                                                                -------------------------------
===============================================================================================================================
Stock Transactions
-------------------------------------------------------------------------------------------------------------------------------
            Adjustment of offering costs resulting from the issuance of Preferred Stock ....               --            (1,735)
                                                                                                -------------------------------
            Net decrease in net assets derived from stock transactions .....................               --            (1,735)
                                                                                                -------------------------------
===============================================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets applicable to Common Stock .............       (1,285,674)        1,632,126
            Beginning of period ............................................................      218,250,289       216,618,163
                                                                                                -------------------------------
            End of period* .................................................................    $ 216,964,615     $ 218,250,289
                                                                                                ===============================
               * Undistributed investment income--net ......................................    $   1,792,995     $   1,773,369
                                                                                                ===============================

      See Notes to Financial Statements.


12      MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006

Financial Highlights

                                                            For the Six
                                                            Months Ended               For the Year Ended November 30,
The following per share data and ratios have been derived      May 31,      -----------------------------------------------------
from information provided in the financial statements.          2006           2005           2004           2003           2002
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
       Net asset value, beginning of period ...............  $  15.37       $  15.25       $  15.39       $  14.84       $  14.78
                                                             --------------------------------------------------------------------
       Investment income--net .............................       .51++         1.01++         1.06++         1.05++         1.06
       Realized and unrealized gain (loss)--net ...........      (.10)           .18           (.14)           .52            .05
       Dividends and distributions to Preferred Stock
        shareholders:
           Investment income--net .........................      (.12)          (.16)          (.08)          (.06)          (.09)
           Realized gain--net .............................        --             --             --             --             --+
                                                             --------------------------------------------------------------------
       Total from investment operations ...................       .29           1.03            .84           1.51           1.02
                                                             --------------------------------------------------------------------
       Less dividends and distributions to Common Stock
        shareholders:
           Investment income--net .........................      (.38)          (.91)          (.96)          (.96)          (.96)
           Realized gain--net .............................        --             --             --             --             --+
                                                             --------------------------------------------------------------------
       Total dividends and distributions to Common Stock
        shareholders ......................................      (.38)          (.91)          (.96)          (.96)          (.96)
                                                             --------------------------------------------------------------------
       Offering and underwriting costs resulting from the
        issuance of Preferred Stock .......................        --             --           (.02)            --             --
                                                             --------------------------------------------------------------------
       Adjustment of offering costs resulting from the
        issuance of Preferred Stock .......................        --             --+            --             --             --
                                                             --------------------------------------------------------------------
       Net asset value, end of period .....................  $  15.28       $  15.37       $  15.25       $  15.39       $  14.84
                                                             ====================================================================
       Market price per share, end of period ..............  $  14.52       $  14.38       $  14.73       $  14.34       $  14.07
                                                             ====================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
       Based on net asset value per share .................      2.01%@@        7.08%          5.84%         10.81%          7.22%
                                                             ====================================================================
       Based on market price per share ....................      3.61%@@        3.72%          9.72%          8.90%          4.27%
                                                             ====================================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
---------------------------------------------------------------------------------------------------------------------------------
       Expenses, net of reimbursement** ...................      1.10%@         1.09%          1.02%          1.02%          1.05%
                                                             ====================================================================
       Total expenses** ...................................      1.10%@         1.09%          1.03%          1.02%          1.05%
                                                             ====================================================================
       Total investment income--net** .....................      6.57%@         6.47%          6.94%          6.94%          7.06%
                                                             ====================================================================
       Amount of dividends to Preferred Stock shareholders       1.57%@         1.05%           .50%           .40%           .58%
                                                             ====================================================================
       Investment income--net, to Common Stock shareholders      5.00%@         5.42%          6.44%          6.54%          6.48%
                                                             ====================================================================
=================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
---------------------------------------------------------------------------------------------------------------------------------
       Dividends to Preferred Stock shareholders ..........      2.89%@         1.97%          1.04%           .89%          1.25%
                                                             ====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
       Net assets applicable to Common Stock, end of period
        (in thousands) ....................................  $216,965       $218,250       $216,618       $218,642       $210,727
                                                             ====================================================================
       Preferred Stock outstanding, end of period
        (in thousands) ....................................  $119,000       $119,000       $119,000       $ 97,500       $ 97,500
                                                             ====================================================================
       Portfolio turnover .................................      5.71%         34.49%         15.35%         28.93%         41.47%
                                                             ====================================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
       Asset coverage per $1,000 ..........................  $  2,823       $  2,834       $  2,820       $  3,242       $  3,161
                                                             ====================================================================
=================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
---------------------------------------------------------------------------------------------------------------------------------
       Series A--Investment income--net ...................  $    364       $    497       $    259       $    225       $    325
                                                             ====================================================================
       Series B--Investment income--net ...................  $    357       $    479       $    250       $    219       $    292
                                                             ====================================================================
       Series C***--Investment income--net ................  $    358       $    500       $     91             --             --
                                                             ====================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
***   Series C was issued on August 23, 2004.
+     Amount is less than $(.01) per share.
++    Based on average shares outstanding.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


        MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006          13

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on the exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


14      MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006

Notes to Financial Statements (concluded)

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses related to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded back to capital.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in CMA New Jersey Municipal Money Fund. For the six months ended May 31, 2006, FAM reimbursed the Fund in the amount of $3,538.

For the six months ended May 31, 2006, the Fund reimbursed FAM $3,345 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2006 were $19,008,063 and $19,242,400, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 2006 were as follows: Series A, 3.21%, Series B, 3.00% and Series C, 3.30%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended May 31, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $91,369 as commissions.

5. Capital Loss Carryforward:

On November 30, 2005, the Fund had a net capital loss carryforward of $3,170,511, of which $2,930,955 expires in 2008 and $239,556 expires in 2012.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.063000 per share on June 29, 2006 to shareholders of record on June 13, 2006.


        MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006          15

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;


16      MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in August 2005); and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the


        MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006          17

New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions(R) brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate


18      MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006
and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was


        MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006          19

Disclosure of New Investment Advisory Agreement (concluded)

within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


20      MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006

Proxy Results

During the six-month period ended May 31, 2006, MuniYield New Jersey Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------
                                                                    Shares Voted      Shares Withheld
                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Robert C. Doll, Jr.          13,492,358           497,819
                                        James H. Bodurtha            13,483,178           506,999
                                        Kenneth A. Froot             13,471,164           519,013
                                        Joe Grills                   13,479,382           510,795
                                        Roberta Cooper Ramo          13,474,056           516,121
-----------------------------------------------------------------------------------------------------

During the six-month period ended May 31, 2006, MuniYield New Jersey Fund, Inc.'s Preferred Stock shareholders (Series A - C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------
                                                                    Shares Voted      Shares Withheld
                                                                         For            From Voting
-----------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       Robert C. Doll, Jr.             4,425               291
                                        James H. Bodurtha               4,425               291
                                        Kenneth A. Froot                4,425               291
                                        Joe Grills                      4,425               291
                                        Herbert I. London               4,424               292
                                        Roberta Cooper Ramo             4,422               294
                                        Robert S. Salomon, Jr.          4,404               312
-----------------------------------------------------------------------------------------------------


        MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006          21

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Theodore R. Jaeckel Jr., Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:
The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MYJ


22      MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIYIELD NEW JERSEY FUND, INC.                 MAY 31, 2006          23

[LOGO] Merrill Lynch  Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniYield New Jersey Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #16381 -- 5/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniYield New Jersey Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield New Jersey Fund, Inc.

Date: July 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    --------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniYield New Jersey Fund, Inc.

Date: July 21, 2006


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniYield New Jersey Fund, Inc.

Date: July 21, 2006